Exhibit 99.2

Focus Financial Partners Loring Ward to Merge with The Buckingham Family of Financial Services September 27, 2018

Disclaimer Special Note Regarding Forward-Looking Statements Some of the information in this presentation may contain forward-looking statements. Forward-looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include our ability to consummate the proposed merger and realize its anticipated benefits, fluctuations in wealth management fees, regulatory assets under management, our reliance on our partner firms and the principals who manage their businesses, our ability to make successful acquisitions, unknown liabilities of or poor performance by acquired businesses, harm to our reputation, our inability to facilitate smooth succession planning at our partner firms, our inability to compete, our reliance on key personnel, our inability to attract, develop and retain talented wealth management professionals, our inability to retain clients following an acquisition, write down of goodwill and other intangible assets, our failure to maintain and properly safeguard an adequate technology infrastructure, cyber-attacks, our inability to recover from business continuity problems, inadequate insurance coverage, the termination of management agreements by management companies, our inability to generate sufficient cash to service all of our indebtedness, the failure of our partner firms to comply with applicable U.S. and non-U.S. regulatory requirements, legal proceedings and governmental inquiries and certain other factors. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date of this presentation or as of the date as of which they are made. Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward-looking statements. Non-GAAP Financial Measures We analyze our performance using Adjusted Net Income and Adjusted Net Income Per Share. Adjusted Net Income and Adjusted Net Income Per Share are non-GAAP measures. We define Adjusted Net Income as net income (loss) excluding income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, non-cash equity compensation expense, non-cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, delayed offering cost expense, management contract buyout, if any, and other one-time transaction expenses. The calculation of Adjusted Net Income also includes adjustments to reflect (i) a pro forma 27% income tax rate assuming all earnings of Focus Financial Partners, LLC (“Focus LLC”) were recognized by Focus Financial Partners Inc. (“Focus Inc.”) and no earnings were attributable to non-controlling interests and (ii) tax adjustments from intangible asset related income tax benefits from acquisitions based on a pro forma 27% tax rate. Adjusted Net Income per share is calculated by dividing Adjusted Net Income by the Adjusted Shares Outstanding calculated at such time. We believe that Adjusted Net Income and Adjusted Net Income Per Share, viewed in addition to, and not in lieu of, our reported GAAP results, provide additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following: Non-cash equity grants made to employees or non-employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; stock-based compensation expense is not a key measure of our operating performance; Contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods; the non-cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance; and Amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance. Adjusted Net Income and Adjusted Net Income Per Share do not purport to be an alternative to net income (loss) or cash flows from operating activities. The terms Adjusted Net Income and Adjusted Net Income Per Share are not defined under GAAP, and Adjusted Net Income and Adjusted Net Income Per Share are not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, Adjusted Net Income and Adjusted Net Income Per Share have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: Adjusted Net Income and Adjusted Net Income Per Share do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments; Adjusted Net Income and Adjusted Net Income Per Share do not reflect changes in, or cash requirements for, working capital needs; and Other companies in the financial services industry may calculate Adjusted Net Income and Adjusted Net Income Per Share differently than we do, limiting its usefulness as a comparative measure. In addition, Adjusted Net Income and Adjusted Net Income Per Share can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments. We compensate for these limitations by relying also on the GAAP results and use Adjusted Net Income and Adjusted Net Income Per Share as supplemental information. 2

Combination to Create Significant Value for Our Shareholders and Partners Provides Loring Ward advisors with full life-cycle solutions Access to best of breed capabilities Immediately accretive to Focus’ Adjusted Net Income Per Share Key Messages Upside from substantial revenue and cost synergies Color Scheme 215 215 215 251 176 47 51 153 51 60 155 221 14 75 140 28 49 68 1 2 3 4 3 Focus Financial Partners to acquire Loring Ward for $235mm We are a leading partnership of independent, fiduciary wealth management firms operating in the highly fragmented and attractive RIA industry Demonstrates Focus value add to partners with excellent operating leverage

Loring Ward Overview

FOCUS FINANCIAL PARTNERS

Opportunity Overview

- Leading independent Turnkey-Asset Management Program ("TAMP") solution provider
- Strong and effective advisor-client relationships via technology-enabled investing solutions
- Asset class driven investing philosophy. Models are invested in funds advised or sub-advised by Dimensional Fund Advisors

Statistics

200+ RIAs serviced through TAMP program

75+ Broker Dealers

$17bn+ Loring Ward regulatory AUM

Broad Addressable Market

18,225 Total Independent Firms [1,2]

64,346 Total Independent Advisors [1,2]

Growth Drivers

- Increased Optimization of a Human Advisor
- Shift to Independence
- Increased Outsourcing
- Transition to Fee-Based Models

Service and Solutions

- Evidence-based stock and bond portfolios
- Value of cohesive peer ecosystem
- Track record of client centric approach

Provides investment, technology, business consulting and operational support allowing advisors to focus on serving clients and growing their business

Note: Represents data for the U.S., unless otherwise noted.
1. Source: Cerulli Advisor Metrics, 2017.
2. Independent defined as Independent RIA and Hybrid RIA. Does not include state registered advisors.

4

Proven services provided to advisors and their clients at every phase of the life-cycle Full Life-Cycle Advisor Solutions Build a Practice Scale a Business Ensure an Institutional Legacy Customizable technology and practice management platform Dedicated back office support Comprehensive investment strategy, analysis, and trading services Build a Practice Full Life-Cycle Advisor Solutions Professional development and growth strategies Thought leadership and marketing resources Collaborative community of like-minded entrepreneurs Scale a Business Succession planning and business continuity solutions Liquidity and monetization opportunity Resources to ensure uninterrupted client experience Ensure an Institutional Legacy Client Continuity Best Practices Value Realization 5 1

Leveraging Best of Breed Capabilities The combination of two strong businesses with unique capabilities will lead to a full-service suite of solutions for advisors Market Leading TAMP Solutions Provider Market Leading Wealth Management Business Best-Practices Ecosystem Robust, Regional Sales Infrastructure Leading M&A and Integration Capabilities Specialized Advisor Training and Education Evidence-based Academic Investment Philosophy Growing National Footprint Full Life-Cycle Advisor Solutions Outstanding Organizational Culture 6 2

Immediate Accretion The size and scale created through this business combination will lead to numerous benefits for the Focus/Buckingham Family/Loring Ward partnership, all team members, and most importantly, end clients Scale and National Footprint Increased Touchpoints in RIA Community 100+ RIAs served by the Buckingham Family 200+ RIAs currently served by Loring Ward 75+ broker-dealers served by Loring Ward Attractive Wealth Management Solutions Capabilities Combined business will become one of the largest TAMPs in the market Uniquely positioned to capture growth opportunities given combined scale Client Oriented Approach Industry leading advisor and client platforms Increase total share of wallet across advisor group Strong next generation advisor talent due to best-in-class talent development programs Over $150mm of revenue and $34bn of combined regulatory AUM (per recent ADV filings) Combined entity will have Buckingham’s 25+ locations spanning Loring Ward’s 7 regional hubs managed by experienced leadership teams 7 3

Strategic Rationale Includes Revenue and Cost Synergies Immediate Accretion Enhances Scale of Services Selective Strategic Synergies Enhanced Profitability Expanded Growth Opportunities Identified ~500 new partner firm opportunities in the United States Opportunities in multiple international locations Expect mid-single digit percent accretion to Adjusted Net Income Per Share, excluding synergies A B D C E Short-Term Benefit from comprehensive client services solution Market service and leading investment capabilities Broad national footprint Medium and Long-Term Profitability enhanced through greater scale and anticipated synergies: Overhead Marketing and sales Operations Technology Client offering Share of wallet Geographic scope RIA industry trends for consolidation continue to fuel growth for advisory solutions business Client preference continues to move towards advice from independent unconflicted advisors Shared values and vision Long-standing relationships and significant chemistry between the management teams of the businesses Deep commitment to the fiduciary service model Leading platform to help entrepreneurs and their team members enhance end-client experiences and outcomes Loring Ward transaction is another example of Focus continuing to execute on its strategy of supporting acquisitions by partner firms 8 Focus capital and strategic support for future acquisitions and overall long-term growth strategy 4

Transaction Overview Focus Financial Partners, on behalf of its partner firm Buckingham, has agreed to acquire Loring Ward, a leading independent turnkey-asset management program solution provider Transaction Focus to acquire 100% of Loring Ward for consideration of $235mm Consideration 50% / 50% cash and stock: $117.5mm in cash: $92.5mm at closing $25.0mm in equal increments of $12.5mm at the six and 12 month anniversary of closing Funded with a combination of existing balance sheet cash and $650mm revolver facility $117.5mm in Focus class A common stock Additional contingent consideration based on certain revenue growth thresholds over the two successive three-year periods immediately following closing Net covenant compliant leverage expected to be ~3.5x at close Structure and Alignment Loring Ward will merge with partner firm Buckingham at closing Strong alignment of interests with key leadership Financial Impact Immediately accretive – expect mid-single digit percent accretion to Adjusted Net Income Per Share (excluding any expected synergies) Additional revenue and cost synergies expected within 12-24 months of closing No tax intangibles created as a result of the merger Timing Transaction is subject to customary closing conditions Expected to close on or about year-end 2018 9